UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  January 4, 2006

JAMDAT Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50928	95-4791817
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3415 S. Sepulveda Blvd., Suite 700
Los Angeles, CA 90034

(Address of Principal Executive Offices) (Zip Code)

(310) 636-3100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On January 4, 2006, JAMDAT Mobile Inc. issued a press release announcing that the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with its proposed acquisition by Electronic Arts Inc. was terminated effective as of January 3, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated January 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 4, 2006	JAMDAT Mobile Inc.

/s/ Craig Gatarz
Craig Gatarz
Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated January 4, 2006.